SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF TH
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):            June 7, 2002




                            Tokheim Corporation
           (Exact name of registrant as specified in its charter)

          Indiana                        1-6018                   35-0712500
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

         10501 Corporate Drive
             Fort Wayne, IN                                    46845
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:        (260) 470-4600

                      Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
------    ------------

     On June 7, 2002, Tokheim Corporation (the "Company") entered into the Sixth Amendment and Waiver (the "Sixth Amendment"), given with respect to the Post-Confirmation Credit Agreement dated as of October 20, 2000, as amended by the First Amendment dated as of March 14, 2001 (the "First Amendment"), the Second Amendment and Waiver dated as of July 23, 2001 (the "Second Amendment"), the Third Amendment and Consent dated as of October 31, 2001 (the "Third Amendment"), the Fourth Amendment and Consent dated as of February 8, 2002 (the "Fourth Amendment"), and the Fifth Amendment, Waiver and Consent dated as of February 28, 2002 (the "Fifth Amendment"; such Post-Confirmation Credit Agreement as so amended, the "Credit Agreement"), among the Company and various subsidiaries thereof as borrowers, various financial institutions as lenders (the "Lenders"), AMSOUTH BANK, as a Lender and as documentation agent for the Lenders (the "Documentation Agent"), and ABN AMRO BANK N.V., as a Lender, as issuing lender and as administrative agent for the Lenders (the "Administrative Agent", and together with the Documentation Agent, the "Agents"). Subsequent to the Fifth Amendment, a Waiver and Consent, dated as of April 15, 2002, as amended by Amendment No. 1 to Waiver and Consent, dated as of April 30, 2002, Amendment No. 2 to Waiver and Consent, dated as of May 8, 2002, Amendment No. 3 to Waiver and Consent, dated as of May 22, 2002 and Amendment No. 4 to Waiver and Consent, dated as of May 31, 2002 were entered into. A copy of the Sixth Amendment is attached to this Report on Form 8-K as Exhibit 4.16.

Item 7.  Financial Statements and Exhibits.
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(c)      The following exhibits are filed with this report:

         Exhibit 4.16 Sixth Amendment and Waiver, dated as of June 7, 2002, given with respect to the Post Confirmation Credit Agreement dated as of October 20, 2000, as amended by the First Amendment dated as of March 14, 2001 (the "First Amendment"), the Second Amendment and Waiver dated as of July 23, 2001 (the "Second Amendment"), the Third Amendment and Consent dated as of October 31, 2001 (the "Third Amendment"), the Fourth Amendment and Consent dated as of February 8, 2002 (the "Fourth Amendment"), and the Fifth Amendment, Waiver and Consent dated as of February 28, 2002 (the "Fifth Amendment"; such Post-Confirmation Credit Agreement as so amended, the "Credit Agreement"), among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), and various subsidiaries thereof as borrowers (the Company and such subsidiaries together, the "Borrowers"), various financial institutions as lenders (the "Lenders"), AMSOUTH BANK, as a Lender and as documentation agent for the Lenders (the "Documentation Agent"), and ABN AMRO BANK N.V., as a Lender, as issuing lender and as administrative agent for the Lenders (the "Administrative Agent", and together with the Documentation Agent, the "Agents").

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 10, 2002                TOKHEIM CORPORATION



                                    By: /s/ John S. Hamilton
                                        ----------------------------------------
                                    Name: John S. Hamilton
                                    Title: President and Chief Executive Officer

                               EXHIBIT INDEX
                               -------------

Exhibit            Description

4.16 Sixth Amendment and Waiver, dated as of June 7, 2002, given with respect to the Post Confirmation Credit Agreement dated as of October 20, 2000, as amended by the First Amendment dated as of March 14, 2001 (the "First Amendment"), the Second Amendment and Waiver dated as of July 23, 2001 (the "Second Amendment"), the Third Amendment and Consent dated as of October 31, 2001 (the "Third Amendment"), the Fourth Amendment and Consent dated as of February 8, 2002 (the "Fourth Amendment"), and the Fifth Amendment, Waiver and Consent dated as of February 28, 2002 (the "Fifth Amendment"; such Post-Confirmation Credit Agreement as so amended, the "Credit Agreement"), among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), and various subsidiaries thereof as borrowers (the Company and such subsidiaries together, the "Borrowers"), various financial institutions as lenders (the "Lenders"), AMSOUTH BANK, as a Lender and as documentation agent for the Lenders (the "Documentation Agent"), and ABN AMRO BANK N.V., as a Lender, as issuing lender and as administrative agent for the Lenders (the "Administrative Agent", and together with the Documentation Agent, the "Agents").